UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2004

BIG LOTS, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	1-8897 (Commission File Number)	06-1119097 (I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 29, 2004, Big Lots, Inc. (“Company”), by and through its subsidiary Big Lots Stores, Inc. (“BLSI”), will provide notice to the holders of the $204.0 million in senior notes (“Senior Notes”) privately placed by the Company pursuant to the Note Purchase Agreement dated as of May 1, 2001, as amended, by and among BLSI, the Company and the purchasers named therein (“Note Purchase Agreement”), that BLSI will prepay the Senior Notes on October 29, 2004 (“Prepayment Date”). Such prepayment will include the principal amount of the Senior Notes, all interest payable as of the Prepayment Date, and a Make-Whole Amount (as defined in the Note Purchase Agreement). Upon the completion of the prepayment, the Senior Notes shall be surrendered to BLSI and cancelled. As previously announced in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2004, the Company is considering various alternatives to refinancing its existing $300 million senior revolving credit agreement that expires in May 2005 (“Revolving Credit Agreement”), and anticipates that the proceeds necessary to prepay the Senior Notes will come from the Revolving Credit Agreement or a replacement thereof.

Item 9.01. Financial Statements and Exhibits.

Each of the exhibits listed in this Current Report on Form 8-K is incorporated by reference to a prior Company filing. Copies of exhibits will be furnished upon written request and payment of Company’s reasonable expenses in furnishing the exhibits.

Exhibit
Number	Description

10.1	Note Purchase Agreement dated as of May 1, 2001, by and among Big Lots Stores, Inc., an Ohio corporation (formerly Consolidated Stores Corporation, an Ohio corporation), Big Lots, Inc., an Ohio corporation (formerly Consolidated Stores Corporation, a Delaware corporation), and each of the Purchasers (as defined) (Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended May 5, 2001, and incorporated herein by reference).

10.2	First Amendment to Note Purchase Agreement dated as of February 25, 2002, by and among Big Lots Stores, Inc., an Ohio corporation (formerly Consolidated Stores Corporation, an Ohio corporation), Big Lots, Inc., an Ohio corporation (formerly Consolidated Stores Corporation, a Delaware corporation), and each of the Purchasers (as defined) (Exhibit 10(r)(i) to the Company’s Annual Report on Form 10-K for the year ended February 2, 2002, and incorporated herein by reference).

10.3	Security Agreement dated as of February 25, 2002, given by Big Lots Stores, Inc., an Ohio corporation, and the other Debtors (as defined), in favor of the Holders (as defined) (Exhibit 10(r)(ii) to the Company’s Annual Report on Form 10-K for the year ended February 2, 2002, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

By: /s/ Charles W. Haubiel II Charles W. Haubiel II Vice President, General Counsel and Corporate Secretary

Date: September 29, 2004